Segment Information	12 Months Ended
Dec. 31, 2017
Segment Reporting [Abstract]
Segment Information
16.	SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer (“CEO”), who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group’s revenue and net income are substantially derived from live video service, value-added services, mobile marketing services, mobile games and other services. The Group does not have discrete financial information of costs and expenses between various services in its internal reporting, and reports costs and expenses by nature as a whole. Therefore, the Group has one operating segment.

The table below is only presented at the revenue level with no allocations of direct or indirect cost and expenses. The Group operates in the PRC; most of the Group’s long-lived assets are located in the PRC and all services are provided in the PRC.

Components of revenues are presented in the following table:

	For the years ended December 31,
	2015	2016	2017
Live video service	$1,231	$376,925	$1,102,592
Value-added service	58,462	67,603	103,139
Mobile marketing	38,885	66,339	76,178
Mobile games	31,082	35,453	35,619
Other services	4,328	6,778	743

Total	$133,988	$553,098	$1,318,271